Exhibit 99.2

EMPOWERING PATIENTS THROUGH THERAPEUTIC INNOVATION October 27, 2026 ATI-052 Phase 1b Primary Analysis Results Atopic Dermatitis and Asthma

2 Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on Aclaris’ current beliefs and expectations. These forward-looking statements include expectations regarding the therapeutic potential of ATI-052, an investigational bispecific antibody, including the potential for ATI-052 to be best-in-class and have best-in-class attributes, the potential to increase the efficacy ceiling and show superior activity compared to other therapies, the potential for ATI-052 to have up to quarterly dosing, the potential for synergy of TSLP and IL-4Rα, the market opportunity for ATI-052, and the development of ATI-052 and Aclaris’ other product candidates, including the potential targets and indications Aclaris may pursue, the timing and number of regulatory filings, the design of future clinical trials, the timing for the initiation of clinical trials, and the availability and timing of data from clinical trials. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, potential changes to interim, topline and preliminary data as more subject data become available, Aclaris’ reliance on third parties over which it may not always have full control, Aclaris’ ability to enter into strategic partnerships on commercially reasonable terms, the uncertainty regarding the macroeconomic environment and other risks and uncertainties that are described in the “Risk Factors” section of Aclaris’ Annual Report on Form 10-K for the year ended December 31, 2025, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC Filings” page of the “Investors” section of Aclaris’ website at www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise. Tradenames, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors. Disclaimer and Cautionary Note Regarding Forward-Looking Statements

OVERVIEW: PROOF-OF-CONCEPT RESULTS

ATI-052: Potential Best-in-Class Bispecific mAb

Phase 1b POC Results Validate Preclinical Potency Differentiation

400+ hours

Up to 116x longer residence time on TSLP than comparator antibodies

$19B+[1]

In annual sales across the mechanisms it targets

Proof-of-Concept Achieved in Atopic Dermatitis (AD) & Asthma

Combines **two significant mechanisms** in one molecule: anti-TSLP, anti-IL-4Rα

Potential to **raise efficacy ceiling** + provide **rapid response**

Demonstrated potential for **additivity/synergy of targets**

Modulated all three TH cell endotypes: **Th1, Th2, Th17**

Favorable tolerability profile observed

4x

More potent than dupilumab + tezepelumab combined

Up to Quarterly

Dosing potential

3

1. Regeneron Pharmaceuticals, Q4 and Full Year 2025 Financial and Operating Results, Jan. 30, 2026 (FY'25 Dupixent® annual sales) and AstraZeneca, Full Year and Q4 2025 Results, Feb. 10, 2026 (FY'25 Tezspire® annual sales).

aclaris THERAPEUTICS

OVERVIEW: MECHANISM OF ACTION

Two Validated Mechanisms

A More Complete Approach to Inflammatory Disease


TSLP Pathway
Upstream epithelial alarm signal
Allergens
Viruses
Pollutants
Irritants
Epithelial stress and damage induce release of TSLP
Epithelial cells
TSLP
Dendritic cell programming
Drives T helper responses
Th2 (IL-4, IL-13)
Th1 (IFN-γ)
Th17 (IL-17A/F)
Th22 (IL-22)
Mast cell activation and survival
Mediator release (e.g., histamine, tryptase, leukotrienes)
ILC2 activation
Type 2 cytokines (IL-5, IL-13)
Sensory neuron (pruriceptor) activation
Neuronal signaling and itch (pruritus)
Initiation and amplification of Type 2 and non-Type 2 inflammation, including itch

ATI-052

IgG1 anti-TSLP / anti-IL-4Ra bispecific antibody


Anti-IL-4Rα scFv
Anti-IL-4Rα scFv
Anti-TSLP Fab
Anti-TSLP Fab
YTE Mutation
FcRn-mediated half-life extension

Molecular architecture

- Bivalent for both TSLP and IL-4Rα (four total binding sites)
- Unique multi-paratopic TSLP binding
- Potential best-in-class potency for TSLP with long retention time
- YTE Fc mutation engineered for $T_{1/2}$ extension


IL-4R Pathway
Type 2 effector cytokine signaling
IL-4
IL-13
IL-4Rα
Signaling on multiple cell types drives Type 2 inflammation
B cell
Th2 cell
Epithelial cell / airway smooth muscle cell
IgE class switching and production
IgE
Type 2 cytokine production
IL-4
IL-5
IL-13
Barrier dysfunction, mucus production and airway hyperresponsiveness
Mucus
Airway hyperresponsiveness

ATI-052 Pathways

Simultaneous control of upstream disease initiation and downstream Type 2 effector pathways

4

aclaris THERAPEUTICS

OVERVIEW: TARGET BIOLOGY

Individual Components of ATI-052 are Both Important

ATI-052 Targets The Two Most Broadly Validated Nodes In Type 2 Disease: TSLP and IL-4Rα

Approval Status by Indication/Mechanism

	TSLP	IL-4Rα	IL-13
EoE	✓ (NDA Filing Expected)	✓ Approved	⊗ Not approved
Asthma	✓ Approved	✓ Approved	⊗ Not approved
COPD	⊗ Not approved	✓ Approved	⊗ Not approved
CRSwNP	✓ Approved	✓ Approved	⊗ Not approved
AD	⊗ Not approved	✓ Approved	✓ Approved
Validated	3/5	5/5	1/5

✓ Approved ⊗ Not approved

Blocking IL-4Rα blocks both IL-4 and IL-13

IL-4 biology is directly implicated in asthma and other Th2 diseases

IL-13–selective antibodies have failed to show competitive efficacy to dupilumab in late-stage trials in asthma and EoE

0 of 8 IL-13–selective programs approved in asthma or EoE

ASTHMA 6 programs, none approved

- ⊗ **Lebrikizumab** Roche
- ⊗ **Tralokinumab** AstraZeneca
- ⊗ **GSK679586** GSK
- ⊗ **Anrukinzumab** Pfizer
- ⊗ **IMA-026** Pfizer
- ⊗ **Dectrekumab** Novartis

EoE 2 programs, none approved

- ⊗ **Dectrekumab** Novartis
- ⊗ **Cendakimab** BMS

NOTE: Approved = FDA-approved. EoE = Eosinophilic Esophagitis; COPD = Chronic Obstructive Pulmonary Disease; CRSwNP = Chronic Rhinosinusitis with Nasal Polyps; AD = Atopic Dermatitis
SOURCE: DUPIXENT, TEZSPIRE, ADBRY and EBGLYSS U.S. Prescribing Information; AstraZeneca. TEZSPIRE Phase III CROSSING trial in EoE. Press release, Oct. 20, 2026.

5

aclaris THERAPEUTICS

Lebrikizumab: Absolute EASI Response (%) at Week 16 0 20 40 60 80 63.5 46.1 EASI ≤7 56.5 40.0 EASI ≤5 41.7 30.8 EASI ≤3 24.2 16.6 EASI ≤1 Moderate (IGA3) Severe (IGA4) Baseline Severity Impacts Response Rates PHASE 1b POC TRIAL I SIGNIFICANCE OF BASELINE SEVERITY IN AD % of patients Difficulty in Treating Severe AD Understanding Severity: • Two ways to determine severity: EASI and vIGA; both must be assessed • EASI incorporates both extent and severity; vIGA provides a direct measure of disease severity Absolute vs. Relative Reduction: • Patients with severe disease need a larger improvement in score than those with milder disease to reach the same target score. Severe AD represents a higher bar for success NOTE: EASI = Eczema Area and Severity Index; vIGA = Validated Investigator’s Global Assessment; PP-NRS4 = ≥4 points of reduction from baseline in weekly averages of Peak Pruritus Numerical Rating Scale SOURCE: Dupilumab: SOLO 1 and 2 pooled (Weidinger S, et al. JEADV Clin Pract. 2023;2:247–260). Lebrikizumab: Advocate trials 250 mg q2w (Thaçi D, et al. Acta Derm Venereol. 2026;106:0160). 50 59 40 24 36 36 0 20 40 60 80 vIGA 0/1 EASI-75 PP-NRS4 % of patients Dupilumab: Absolute Response Rate (%) at Week 16 Moderate (IGA3) Severe (IGA4) 6

CLINICAL RESULTS OVERVIEW: AD

ATI-052 Positive Phase 1b Primary Analysis Results: AD

Strong POC in Severe AD (78% vIGA4); Efficacy Signals Support Advancement to Phase 2

Measure (D57)	ATI-052 Load-in Doses (480 mg)	Placebo	PBO-Adj. Change	Objective
% Reduction from Baseline in EASI	**58%**	13%	**45%**	**Sustained skin improvement**
EASI-50	**78%**	0%	**78%**	**Encouraging Early Endpoints**
% PP-NRS Reduction	**38%**	-5%	**43%**	**Itch Improvement**
PD Biomarker Analysis	Deep reduction of established AD biomarkers & suppression of Th1, Th2, Th17 and myeloid inflammatory pathways observed			**Evidence of Additivity / Synergy**
Safety and Tolerability	Favorable safety profile with no conjunctivitis observed			**Strong tolerability profile**

ATI-052 has the potential to set a new efficacy ceiling in AD and other Th2 driven diseases

7

NOTE: ATI-052 efficacy results presented on per-protocol population. Missing data were not imputed. Sample sizes vary by endpoint and visit. PBO = placebo; PP-NRS = Peak Pruritus Numerical Rating Scale; EASI = Eczema Area and Severity Index; PD = pharmacodynamic; vIGA = Validated Investigator's Global Assessment

aclaris THERAPEUTICS

CLINICAL RESULTS OVERVIEW: ASTHMA

ATI-052 Positive Phase 1b Primary Analysis Results: Asthma

Strong POC in Mild-to-Moderate Asthma; Rapid Response Supports Advancement to Phase 2

Measure (D15)	ATI-052 Single Dose (480mg)	Placebo	PBO-Adj. Change	Objective
% Reduction in FeNO	**59%**	15%	**44%**	**Target Engagement**
Increase in FEV1 (ITT)	**200 mL**	0 mL	**200 mL**	**Large Airway Improvement**
Increase in FEV1 (FEV1 <80% at BL)	**350 mL**	-140 mL	**490 mL**	
Safety and Tolerability	Favorable safety profile with no conjunctivitis observed			**Strong Tolerability profile**

ATI-052 has the potential to set a new efficacy ceiling in asthma and other Th2 driven diseases

8

NOTE: FEV1 <80% at BL = pre-BD FEV1 value of < 80% at baseline + post-BD reversibility of FEV1 ≥ 12% and ≥ 200 mL or documented history of post-BD FEV1 reversibility during last 12 months at screening. BD = bronchodilator; FEV1 = Forced expiratory volume in 1 second; PBO = placebo; BL = baseline; ITT = intent-to-treat; FeNO = fractional exhaled nitric oxide.

aclaris THERAPEUTICS

ATI-052 POC in Atopic Dermatitis (AD) Data cutoff date: August 20, 2026

CLINICAL STRATEGY: ATI-052 IN AD

Phase 1b POC Trial in Severe Atopic Dermatitis


Load-in Injections
Wk0 Wk1 Wk2 Wk3 Wk4
Day 57 (Week 8)
Primary analysis
14 AD Patients
Screening/ Washout
Randomization
3:1 Active to Placebo
ATI-052 Q1wk (five doses, 480 mg)
Placebo Q1wk (five doses)
12-week follow-up

Strategy	First signal-finding clinical trial to assess the efficacy of load-in doses only (no doses after week 4) in severe AD patient population
Location	United States: Multi-site
Primary Endpoint	Safety and tolerability
Other Endpoints	AD clinical efficacy assessments (EASI, PP-NRS, etc.) PD endpoints measured by assays including lesional and non-lesional skin tape strips

NOTE: EASI = Eczema Area and Severity Index; PP-NRS = Peak Pruritus Numerical Rating Scale

10

Baseline Demographics and Disease Severity 11 PHASE 1b POC TRIAL I ATI-052 IN AD: BASELINE CHARACTERISTICS Increased Percentage of African American and vIGA 4 Provides a More Severe / Difficult-to-Treat Patient Population1 SOURCE: 1. Sanyal RD, Guttman-Yassky E, et al. Ann Allergy Asthma Immunol. 2019. NOTE: vIGA = Validated Investigator Global Assessment for Atopic Dermatitis; EASI = Eczema Area and Severity Index; PP-NRS = Peak Pruritus Numerical Rating Scale; BSA = Body Surface Area; NC = not calculable Characteristic ATI-052 (N=11) Placebo (N=3) Age, mean (SD), y 27.8 (6.0) 38.3 (13.1) Female, n (%) 6 (54.5) 1 (33.3) Weight, mean (SD), kg 82.4 (18.5) 102.0 (4.8) Duration of AD from diagnosis, mean (SD), y 21.8 (8.2) 23.1 (4.8) Race, n (%) White 4 (36.4) 2 (66.7) Black or African American 5 (45.5) 1 (33.3) Asian 2 (18.2) 0 Baseline EASI, mean (SD) 28.3 (7.5) 23.2 (0.8) Baseline vIGA=4, n (%) 9 (81.8) 1 (33.3) Baseline weekly PP-NRS, mean (SD) 6.7 (1.7) 7.1 (1.5) BSA affected, mean (SD) 41.4 (13.7) 35.0 (14.4) Reasons for Exclusion ATI-052 Placebo Received rescue medication 0 2 Took only 2 doses 1 0 Eligibility criteria not met 1 0 Per Protocol Analysis Population Defined prior to unblinding

PHASE 1b POC TRIAL I ATI-052 IN AD: SAFETY AND TOLERABILITY

ATI-052 Was Well Tolerated, With a Favorable Safety Profile

Safety Summary	ATI-052 N=11 (%)	Placebo N=3 (%)
Patients reporting ≥1 TEAE	6 (54.5)	2 (66.7)
Patients reporting ≥1 serious TEAE	0	0
Patients reporting ≥1 Grade 3 or 4 TEAE	0	0
Patients who discontinued due to TEAE	0	0
Patients reporting ≥1 TRAE (only ISRs)	2 (18.2)	1 (33.3)

- Tolerability similar between active and placebo arms
- Injection site reactions (ISR) were transient, almost exclusively Grade 1, and observed only at two timepoints
- Preliminary safety observed after Day 57 consistent with that observed through Day 57
- **No conjunctivitis** observed in the Phase 1a/1b ATI-052 program

NOTE: Safety results presented for safety population. Data after Day 57 are preliminary and based on partial dataset. TEAE = Treatment emergent adverse event. TREA = Treatment related adverse event. ADA = anti-drug antibody

12

-80% -60% -40% -20% 0% Baseline Week 4 Week 5 Week 6 Week 8 Week 10 ATI-052 Placebo ATI-052 Demonstrated Robust EASI Improvement Enrolled a Challenging Population to Treat: 78% Baseline vIGA4 Mean % Change in Baseline EASI Over Time Mean % Change in Baseline EASI Week 10 -62% -82% -56% -15% -90% -70% -50% -30% -10% ATI-052 (All) vIGA 3 vIGA 4 Placebo (All) EASI Improvement Maintained in Severe Patient Population Through Week 16 after Load-In Doses Only Pbo-adjusted: -45% Last dose Week 4 13 Week 16 PHASE 1b POC TRIAL I ATI-052 IN AD: EASI Expected Phase 2b Repeat Dosing Window Mean % change from baseline in EASI NOTE: Efficacy results presented for per protocol population Missing data were not imputed; number of participants may vary by endpoint and visit. Data after Day 57 are preliminary and based on partial dataset. All subgroup analyses were conducted post hoc. PBO = placebo. Load-in doses Mean % change from baseline in EASI

Early Efficacy Signal In Severe Disease Supports Advancement to Phase 2b 45% 38% 33% 36% 0 10 20 30 40 50 ATI-052 Dupilumab Zumilokibart Lebrikizumab % Severe (vIGA 4) Subjects at Baseline 78% PHASE 1b POC TRIAL I ATI-052 IN AD: EASI 14 % Severe (vIGA 4) Subjects at Baseline 49% % Severe (vIGA 4) Subjects at Baseline 35% % Severe (vIGA 4) Subjects at Baseline 39% SOURCE: Dupilumab: SOLO 1/2, 300 mg q2w pooled, approx. (Thaçi D, Simpson EL, et al. J Dermatol Sci. 2019;94(2):266–275.). Zumilokibart: APEX Part A/B mid dose averaged (Apogee, APEX Part A 16- week data presentation July 7, 2025; APEX Part B 16-week data presentation, May 27, 2026). Lebrikizumab: ADvocate1/2, 250 mg q2w averaged, approx. (Silverberg, NEJM 2023;388:1080). NOTE: ATI-052 results presented for per protocol population. Missing data were not imputed. Sample sizes vary by endpoint and visit. Data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. PBO = placebo. Mean Placebo-adj. Change from Baseline in EASI (%), Week 8 Mean Pbo-adjusted change from baseline in EASI (%) Active: N=564 PBO: N=287 Active: N=167 PBO: N= 129 Active: N=465 PBO: N=456 Active: N=9 PBO: N=1

PHASE 1b POC TRIAL I ATI-052 IN AD: EASI

ATI-052 Demonstrated Robust EASI-50 Response

Pbo-adj. **EASI-50** Response (%), Week 8


Overall = 78%
100%
71%
42%
ATI-052 (vIGA 3)
ATI-052 (vIGA 4)
Dupilumab

89%

of ATI-052 Subjects Achieved **EASI-50** During the Study[1]

NOTE: ATI-052 results presented for per-protocol population. Missing data were not imputed. Sample sizes vary by endpoint and visit. ATI-052 placebo-adjusted results use the overall placebo group as the comparator. All subgroup analyses were conducted post hoc. Data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. PBO = placebo.

1. Post hoc analysis including unscheduled visits. Each subject counted once if the criterion was met at any visit.

SOURCE: Dupilumab: SOLO 1/2, 300 mg q2w pooled, approx. (Thaçi D, Simpson EL, et al. J Dermatol Sci. 2019;94(2):266–275).

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aclaris THERAPEUTICS

-50 -40 -30 -20 -10 0 10 20 Baseline Week 1 Week 2 Week 4 Week 5 Week 6 Week 8 Week 10 Week 16 % change from baseline ATI-052 Placebo PHASE 1b POC TRIAL I ATI-052 IN AD: PP-NRS Rapid, Deep and Durable Reductions in Itch Observed Itch Relief Emerged Week One and Continued to Deepen Through Week 10 16 SOURCE: Dupilumab: SOLO 1/2, 300 mg q2w pooled, approx. (Thaçi D, Simpson EL, et al. J Dermatol Sci. 2019;94(2):266–275.). Zumilokibart: APEX Part A mid dose (Apogee, APEX Part A 16-week data presentation July 7, 2025). Pbo-adjusted: -43% Placebo-Adj. Change in PP-NRS (%), Week 8 43% 29% 23% 0% 20% 40% ATI-052 Dupilumab Zumilokibart Change From Baseline in PP-NRS (%) Over Time Last dose Week 4 Expected Phase 2b Repeat Dosing Window NOTE: ATI-052 results presented for per protocol population. Missing data were not imputed. Sample sizes vary by endpoint and visit. Data after Day 57 are preliminary and based on partial dataset. Data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Placebo-Adj. change from baseline in PP-NRS (%) Load-in doses

PHASE 1b POC TRIAL I ATI-052 IN AD: PP-NRS 17 SOURCE: Dupilumab: PP-NRS4 - SOLO 1/2, 300 mg q2w pooled, approx. (Thaçi D, Simpson EL, et al. J Dermatol Sci. 2019;94(2):266–275.). Zumilokibart: APEX Part B mid dose (Apogee, APEX Part B 16-week data presentation, May 27, 2026). Lebrikizumab: ADvocate1/2, 250 mg q2w averaged, approx. (Silverberg, NEJM 2023;388:1080). Tilrekimig: 400mg + 200 mg q4w averaged (Active: N=70, PBO: N=20) (EADV 2026, Vienna, Sept 30 to Oct 3, 2026). 33% 26% 20% 27% 25% ATI-052 Dupilumab Zumilokibart Lebrikizumab Tilrekimig % Severe (vIGA 4) at Baseline 78% % Severe (vIGA 4) at Baseline 35% % Severe (vIGA 4) at Baseline 49% % Severe (vIGA 4) at Baseline 37% % Severe (vIGA 4) at Baseline 39% Pbo-adj. PP-NRS4 Response (%), Week 8 ATI-052 Showed Clinically Meaningful Improvements in Itch Improved Placebo-Adjusted PP-NRS Response Observed NOTE: ATI-052 results presented for per protocol population. Missing data were not imputed. Sample sizes vary by endpoint and visit. Data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. PBO = placebo; PP-NRS4 = ≥4 points of reduction from baseline in weekly averages of Peak Pruritus Numerical Rating Scale (PP-NRS).

Photographic Examples of Clinical Activity 18 PHASE 1b POC TRIAL I ATI-052 IN AD: SKIN CLEARANCE Baseline Week 8 ATI-052 Load-in doses only Subject #1 vIGA 3 at Baseline Subject #2 vIGA 4 at Baseline

PHASE 1b POC TRIAL I ATI-052 IN AD: PD AND TAPE STRIPS

Potential Best-in-Class Pharmacodynamic Profile

DR. EMMA GUTTMAN LAB · MT SINAI
Skin Tape Strip Analysis
O-link proteomics (300+ analytes)

INTERNAL ANALYSIS
Endogenous Serum Biomarkers (MSD-Select)
CCL17/TARC, IL-5

TSLP + IL-4Rα | Evidence of Potential Additivity/Synergy Between Targets

Broad Pathway Modulation

Marked downregulation of inflammatory mediators pertinent to AD observed

Pathways modulated

Th1 · Th2 · Th17/Th22 · Fibrosis · Itch

Normalization of Skin Proteome

Immune protein expression in lesional skin closely resembled non-lesional skin

Proteome shift

Lesional → Non-lesional

Pronounced Biomarker Reduction

Pronounced reduction of established dupilumab biomarkers observed

Additional suppression

Th1 · Th17 · Myeloid · Innate

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aclaris THERAPEUTICS

PHASE 1b POC TRIAL I ATI-052 IN AD: PD AND TAPE STRIPS

ATI-052 Normalized Skin Proteome

ATI-052 Activity in Lesional Skin | Potential for Disease Modification

PROTEOME HEATMAP

LS: Lesional Skin
NL: Non-Lesional Skin


Baseline
Placebo W8
ATI-052 W8
NL
LS
NL
LS
NL
LS
Z-score
2
0
−2
13
13
3
3
10
10

% IMPROVEMENT


LS vs. NL Proteome, Week 8
Percent Improvement (%)
200
150
100
50
0
−50
27%
***
95%
***
Placebo
ATI-052

KEY RESULTS

95%

overall improvement in LS vs. NL proteome observed by Week 8

66%

overall improvement in LS vs. NL skin with dupilumab by Week 16

Results provided validation of additive/synergistic activity of dual IL-4Rα + TSLP inhibition by ATI-052

20

NOTE: ATI-052 results presented for all patients who completed study through Week 8. *** p<0.001. Data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

SOURCE: Dupilumab: 300 mg q2w (He H, et al. *Front Immunol*. 2020;11:1768).

ATI-052 Demonstrated Broad and Deep Biomarker Reductions Median % Change from Baseline, Week 8 −76 −45 −43 −4 −16 -100 -75 -50 -25 0 25 50 75 CCL17 IL-5 Eosinophils (Week 12) NOTE: Sample sizes vary by endpoint and visit. GSVA: patients completing Week 8. ** p≤0.01, *** p≤0.001; + p<0.1. Navy asterisks: Week 8 vs. baseline; orange: ATI-052 vs. placebo. NL = non-lesional; LS = lesional skin. PHASE 1b POC TRIAL I ATI-052 IN AD: PD AND TAPE STRIPS Median % change from baseline +176 21 PATHWAY DOWNREGULATION BY GSVA NL LS Placebo ATI-052 Th1 (CCL2, CXCL9, CXCL10, IL8, TNF, etc.) Placebo ATI-052 Th2 (IL13, CCL13, CCL17, CCL24, etc.) Placebo ATI-052 Th17/22 (TGFB1, IL17A, IL6R, S100A12, etc.) Placebo ATI-052 Pruritus (OSM, CTSS, etc.) Y-axis: lgFCH vs. baseline BIOMARKER REDUCTIONS ■ ATI-052 ■ Placebo Downregulation of Th1, Th2, Th17/22 and Pruritus Signatures Observed

ATI-052 POC in Asthma Data cutoff date: September 24, 2026

CLINICAL STRATEGY I ATI-052 IN ASTHMA

Phase 1b POC Trial in Asthma


Primary analysis through
Day 29
Single Injection
16 Patients
Screening/
Washout
Randomization
3:1 Active
to Placebo
ATI-052 (single dose, 480 mg)
Placebo (single dose)
Six-week follow-up

Strategy	Clinical trial to assess a single dose of ATI-052 in a mild-to-moderate asthma population	
Location	United States and Europe: Multi-site	
Primary Endpoint	Safety and tolerability	
Other endpoints	Key Clinical Efficacy Assessment: FEV1, AX	PD assessments: FeNO, Blood Eos, TARC (CCL17), Periostin, Cytokines

NOTE: FEV1 = Forced Expiratory Volume in 1 Second; FeNO = Fractional Exhaled Nitric Oxide; AX = Area of Reactance.

23

24 Characteristic ATI-052 (N=12) Placebo (N=4) Age, mean (SD), y 44.4 (12.6) 39.8 (17.6) Female, n (%) 3 (25.0) 3 (75.0) Weight, mean (SD), kg 86.0 (12.8) 75.8 (23.2) Duration of asthma from diagnosis, mean (SD), y 23.6 (12.0) 22 (20.8) FeNO, mean (SD), ppb 72.3 (33.3) 97.3 (62.5) Blood eosinophil count, mean (SD), cells/µL 378.3 (227.6) 395.0 (183.6) <300 n (%) 5 (41.7) 2 (50.0) ≥300 n (%) 7 (58.3) 2 (50.0) FEV1, mean L, (SD) 2.85 (0.98) 3.16 (0.71) FEV1, mean % predicted, (SD) 75.6 (22.1) 98.7 (22.8) <80% n (%) 6 (50.0) 1 (25.0) ≥80% n (%) 6 (50.0) 3 (75.0) BASELINE CHARACTERISTICS I ATI-052 IN ASTHMA Baseline Demographics and Asthma Severity NOTE: FEV1 = Forced Expiratory Volume in 1 Second; FeNO =Fractional Exhaled Nitric Oxide

Strong Tolerability Profile Observed with ATI-052 Favorable Safety Profile 25 Safety Summary ATI-052 (N=12) Placebo (N=4) Patients reporting ≥1 TEAE, n (%) 6 (50) 1 (25) Patients reporting ≥1 serious TEAE, n (%) 0 0 Patients reporting ≥1 Grade 3 or 4 TEAE, n (%) 0 0 Patients who discontinued due to TEAE, n (%) 0 0 Patients reporting ≥1 TRAE, n (%) (ISR) 1 (8.3) 0 • ATI-052 was well tolerated with Grade 1 ISRs as the most frequent AE • No conjunctivitis observed in the Phase 1a/1b ATI-052 program PHASE 1b POC TRIAL I ATI-052 IN ASTHMA: SAFETY AND TOLERABILITY NOTE: TEAE = Treatment emergent adverse events; TRAE = Treatment related adverse events; ISR = injection site reaction

Rapid FeNO Suppression Observed from Single Dose of ATI-052 Maximum FeNO Reduction of 59% and 45ppb Validate Potency of ATI-052 26 -59% -70% -60% -50% -40% -30% -20% -10% 0% Day 0 Day 8 Day 15 Day 29 % change from baseline ATI-052 Placebo -50 -45 -40 -30 -20 -10 0 Day 0 Day 8 Day 15 Day 29 Absolute change from baseline ATI-052 Placebo Percent Change from Baseline in FeNO Absolute Change from Baseline in FeNO PHASE 1b POC TRIAL I ATI-052 IN ASTHMA: FeNO Rapidity and Depth of FeNO Suppression Observed After a Single Dose of ATI-052; Provides Strong Signal and Proof-of-Concept Single Injection Single Injection NOTE: Data from one placebo participant were excluded from the Day 29 analysis following investigation of a testing event that affected the measurement. FeNO =Fractional Exhaled Nitric Oxide; PPB = parts per billion.

-59% -31% -36% -80% -70% -60% -50% -40% -30% -20% -10% 0% ATI-052 (Day 15) Anti-TSLP / IL-4Rα Dupilumab (Week 2) Anti-IL-4Rα Tezepelumab (Week 4) Anti-TSLP Single Dose of ATI-052 Demonstrated Deep Reduction in FeNO PHASE 1b POC TRIAL I ATI-052 IN ASTHMA: FeNO Maximum Mean FeNO % Reduction, Through Week 4 27 NOTE: Data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. 480mg 400/600mg (Loading) 210mg Maximum Mean FeNO % Reduction SOURCE: Tezepelumab: approx. (Menzies-Gow et al., N Engl J Med. 2021;384:1800-1809). Dupliumab: approx. (Pavord ID, et al. J Allergy Clin Immunol Pract. 2024;12(7):1763-177). Active: N=1,160 PBO: N=583 Active: N=528 PBO: N=531 Active: N=12 PBO: N=4

Similar Results Observed in Both T2-Low and T2-High Sub-Populations PHASE 1b POC TRIAL I ATI-052 IN ASTHMA: FeNO & FEV1 28 NOTE: All subgroup analyses were conducted post hoc. T2-Low = <300 Eosinophils at baseline; T2-High = ≥300 eosinophils at baseline; PPB = parts per billion. 58% of ATI-052 Subjects Achieved FeNO Normalization (≤25 ppb) at Day 15 60% FeNO Reduction in Eos ≥300 Subgroup (T2-High) at Day 15 58% FeNO Reduction in Eos <300 Subgroup (T2-Low) at Day 15 FEV1 Improvement Was Also Observed in T2-High and T2-Low Sub-Populations

PHASE 1b POC TRIAL I ATI-052 IN ASTHMA: FEV1

Rapid FEV1 Improvement Observed

Single Dose of ATI-052 Increased Absolute and Pbo-Adjusted FEV1

FEV1 Improvement Over Time



Mean pre-BD FEV1 change from baseline (mL)
+200 mL
+100 mL
+0 mL
-100 mL
-200 mL
Pbo-adjusted:
+200 mL
Baseline
Day 8
Day 15
Day 29
ATI-052
Placebo

FEV1 Improvement at Day 15 in Subjects with FEV1 <80% at Baseline



Mean pre-BD FEV1 change from baseline (mL)
+400 mL
+300 mL
+200 mL
+100 mL
+0 mL
-100 mL
-200 mL
+350 mL
-140 mL
ATI-052
(FEV1 <80% at BL)
Placebo
(FEV1 <80% at BL)

FEV1 Improvement Aligned with FeNO Suppression; Strong Signal and Proof-of-Concept

NOTE: All subgroup analyses were conducted post hoc. FEV1 <80% at Baseline = pre-BD FEV1 value of < 80% at baseline + post-BD reversibility of FEV1 ≥ 12% and ≥ 200 mL or documented history of post-BD FEV1 reversibility during last 12 months at screening. BD = bronchodilator; FEV1 = Forced expiratory volume in 1 second; PBO = placebo; BL = baseline.

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PHASE 1b POC TRIAL I ATI-052 IN ASTHMA: FEV1 SOURCE: Tezepelumab: approx. (Menzies-Gow et al., N Engl J Med. 2021;384:1800-1809). Dupilumab: approx.(Castro et al. N Engl J Med. 2018;378:2486-2496). NOTE: All subgroup analyses were conducted post hoc. FEV1 <80% at BL = pre-BD FEV1 value of < 80% at baseline + post-BD reversibility of FEV1 ≥ 12% and ≥ 200 mL or documented history of post-BD FEV1 reversibility during last 12 months at screening. BD = bronchodilator; FEV1 = Forced expiratory volume in 1 second; PBO = placebo; BL = baseline. Data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. ATI-052 Improved FEV1 at Day 15 350 mL 280 mL 165 mL 490 mL 150 mL 112 mL 0 100 200 300 400 500 ATI-052 (FEV1 <80% at BL) Dupilumab (Week 2) Tezepelumab (Week 2) Mean pre-bronchodilator FEV1 change from baseline (mL) Mean FEV1 % Pred at Baseline 63% Mean FEV1 % Pred at Baseline 59% Mean FEV1 % Pred at Baseline 57% 480mg 600mg (Loading) 210mg Baseline lung function Dose Active: N=633 PBO: N=321 Active: N=528 PBO: N=531 Active: N=5 PBO: N=1 Absolute change Pbo-Adjusted change Absolute change Pbo-Adjusted change Absolute change Pbo-Adjusted change 30

-28 -2 -35 -30 -25 -20 -15 -10 -5 0 ATI-052 (480mg) Dupilumab (600mg Loading; Week 4) Placebo-adjusted change from baseline in pre-BD AX at Day 15 (cmH O·L 2 −1 ) 31 PHASE 1b POC TRIAL I ATI-052 IN ASTHMA: AX ATI-052 Demonstrated Rapid Small Airway Disease (SAD) Improvement AX (Area Under Reactance Curve) as a Marker of SAD Improvement • Highly prevalent in asthma across GINA Steps • More than doubles exacerbation risk • Nearly 3X the risk when small airway disease is severe • 1 in 3 ‘well-controlled’ patients has hidden SAD NOTE: All subgroup analyses were conducted post hoc. FEV1 <80% at BL = pre-BD FEV1 value of < 80% at baseline + post-BD reversibility of FEV1 ≥ 12% and ≥ 200 mL or documented history of post-BD FEV1 reversibility during last 12 months at screening. BD = bronchodilator; FEV1 = Forced expiratory volume in 1 second; PBO = placebo; BL = baseline. Unit conversion: 1 kPa/L = 10.1972 cmH2O·L−1. Data are derived from different clinical trials conducted at different times, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. SOURCE: Dupilumab: (Washko GR, et al. J Allergy Clin Immunol. 2025). Galant S, et al. Lancet Respir Med. 2025;13:990–1000. Placebo-Adjusted AX Change at Day 15 in Subjects with FEV1 <80% at Baseline Active: N=5 PBO: N=1 Active: n=72 PBO: n=37 Small Airway Disease

CORPORATE STRATEGY: COMMITMENT TO THERAPEUTIC INNOVATION

ATI-052: Key Learnings and Next Steps

Key Learnings

Additivity/synergy potential demonstrated across preclinical, clinical, and PD measures

Breadth and depth of response:

- Clinical and PD evidence of activity against all 3 inflammatory endotypes in severe AD
- Both FENO & FEV1 improvements in T2 high & T2 low asthma patients

Strong evidence of TSLP involvement in AD

- Complete normalization of skin proteome
- Reduction in IL-5 and eosinophils

Encouraging early durability in severe AD patients

- Maintenance of response to at least week 16 (12 weeks after load in doses)
- Maintenance dosing expected to be the same in asthma and AD

Strong and potentially differentiated tolerability profile throughout the Phase 1 program including no conjunctivitis

Go Forward Plan

ATI-052 is a potent, broadly acting compound with potential best-in-class activity

Moving into staged Phase 2b program

Opportunity to raise the efficacy ceiling with ATI-052 for patients

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aclaris THERAPEUTICS

Continued Clinical Momentum Through 2027 Bosakitug (ATI-045) Anti-TSLP monoclonal antibody Phase 2 top line results in AD: 4Q 2026 ATI-052 Anti-TSLP / Anti-IL4Rα bispecific antibody Phase 2b program: Eosinophilic Esophagitis Atopic Dermatitis Asthma Modzatinib (ATI-2138) ITK/JAK3 Inhibitor Lichen planus (Fast Track designation) Phase 2b trial start: 4Q 2026 Oral/Mucosal (Topline data 2027) Cutaneous Lichen planopilaris ATI-9494 ITK Inhibitor IND: 4Q 2026 Phase 1 start: 1Q 2027 Innovation Driven Patient Focused 33 All future development, clinical, and regulatory timelines are expectations, are based on current beliefs and assumptions, and are subject to change based on a variety of factors CORPORATE STRATEGY: COMMITMENT TO THERAPEUTIC INNOVATION NOTE: ITK = Interleukin-2-inducible T-cell kinase; JAK3 = Janus Kinase 3; IND = Investigational New Drug application

EMPOWERING PATIENTS THROUGH THERAPEUTIC INNOVATION October 27, 2026 ATI-052 Phase 1b Primary Analysis Results Atopic Dermatitis and Asthma